UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

VENTRUS BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

99 Hudson Street, 5th Floor, New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(646) 706-5208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of stockholders for Ventrus Biosciences, Inc. was held on June 4, 2013.

At the meeting, our stockholders elected five members to our board of directors for a term expiring at the annual meeting of stockholders in 2014, as follows:

Members	Number of Shares Voted For	Number of Shares Against or Withheld (Includes Abstentions)	Broker Non-Votes
Anthony Altig	10,154,480	82,640	6,062,813
Mark Auerbach	10,171,618	65,502	6,062,813
Russell H. Ellison	10,150,280	86,840	6,062,813
Joseph Felder	10,135,229	101,891	6,062,813
Myron Z. Holubiak	10,103,322	133,798	6,062,813

 At the meeting, our stockholders also ratified the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. The vote for such ratification was 16,263,534 shares for, 11,911 shares against, 24,488 shares abstaining and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTRUS BIOSCIENCES, INC.

Date: June 5, 2013	By:	/s/ David J. Barrett
David J. Barrett, Chief Financial Officer